JOINT FILER INFORMATION

Name:			Carlyle U.S. Venture Partners, L.P., a
Delaware limited partnership (CUS)

Relationship to Issuer:	Less than
10% Direct Beneficial Owner of Sight Resource Corporation (the Issuer);

				    TCG Ventures, L.L.C. is the general partner of CUS.  CUS
disclaims beneficial ownership
				    of all securities of the Issuer
beneficially owned by Carlyle Venture Coinvestment, L.L.C.,
				    a
Delaware limited liability company, Carlyle Venture Partners, L.P., a
Cayman Islands
				    exempted limited partnership and C/S Venture
Investors, L.P., a Cayman Islands exempted
				    limited partnership,
and indirectly beneficially owned by TCG Ventures, Ltd., a Cayman

Islands corporation.

Joint Filers Address:	c/o The Carlyle Group

			1001 Pennsylvania Avenue, N.W.
			Suite 220
			Washington, D.C.
20004-2505

Designated Filer:	TCG Ventures, L.L.C.

Issuer and
Ticker Symbol:	Sight Resource Corporation (VISNQ)

Date of
Report:		August 5, 2005


Signature:  /S/ ROBERT GRADY

By:
Robert Grady



JOINT FILER INFORMATION

Name:			Carlyle
Venture Coinvestment, L.L.C., a Delaware limited liability company  (CVC)


Relationship to Issuer:	Less than 10% Direct Beneficial Owner of Sight
Resource Corporation (the Issuer);
				    TCG Ventures, L.L.C. is the
managing member of CVC.  CVC disclaims beneficial ownership
				    of
all securities of the Issuer beneficially owned by Carlyle U.S. Venture
Partners, L.P.,
				    a Delaware limited partnership, Carlyle Venture
Partners, L.P., a Cayman Islands exempted
				    limited partnership and
C/S Venture Investors, L.P., a Cayman Islands exempted limited partnership, and indirectly beneficially owned by TCG Ventures, Ltd., a Cayman Islands
				    corporation.


Joint Filers Address:	c/o
The Carlyle Group
			1001 Pennsylvania Avenue, N.W.
			Suite 220

			Washington, D.C. 20004-2505

Designated Filer:	TCG Ventures,
L.L.C.

Issuer and Ticker Symbol:	Sight Resource Corporation (VISNQ)


Date of Report:		August 5, 2005


Signature:  /S/ ROBERT GRADY


By: Robert Grady